Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Jul. 31, 2025
Prepaid Expenses and Other Current Assets [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	As of July 31,
	2025	2024
Prepayment for advertising service fee (a)	$-	$120,000
Prepayment for consulting service fee (b)	600,000	-
Others	22,091	2,224
Total	$622,091	$122,224

(a)

Prepayment for advertising services represents the advance payments made by the Company to a third party advertising company for producing advertising contents. These prepayments were expensed in the second quarter of fiscal year of 2025 when the services were performed.

(b)	The balance includes amounts paid to Mr. Liu Jun, the former CEO of the Company, in advance for consultancy services. These prepaid amounts will be recognized as expense over the period the services are rendered.